UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

People’s United Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2020. Meeting Information PEOPLE’S UNITED FINANCIAL, INC. Meeting Type: Annual Meeting For holders as of: March 27, 2020 Date:    May 21, 2020 Time: 10:00 AM, EDT Location:                850 Main Street Bridgeport, CT 06604; and Live via the Internet-please visit www.virtualshareholdermeeting.com/PBCT2020 At this time, we intend to hold our annual meeting in person and through remote communication. shareholders, and However, the protocols that federal, we understand the state public and local health governments may issue. and travel concerns We are of our PEOPLE’S UNITED FINANCIAL, INC. possible or advisable to hold our Annual Meeting in person, and not in the best interests of our actively monitoring the coronavirus (COVID-19) as part of our precautions. In the event it is not 850 MAIN STREET BRIDGEPORT, CT 06604-4913 shareholders may be held and solely the Company, by means we of are remote planning communication for the possibility via that the the virtual annual meeting meeting at decision to do so in advance at www. www.virtualshareholdermeeting.com/PBCT2020. peoples.com and via a press release, which will be filed If we take this step, we will announce the with Meeting, please check out our website one week prior to the meeting date of May 21, 2020. the Securities and Exchange Commission. If you are planning to attend our Annual As always, we encourage you to vote these shares before the meeting. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication you on the Internet. presents only an overview of the more complete proxy materials that are available to You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxymaterials before voting. materials and voting instructions. See the reverse side of this notice to obtain proxy D03633 -    P33040

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com.     XXXX XXXX XXXX XXXX                (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. How to Request and Receive a PAPER or E-MAIL Copy: There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 2) 1) BY TELEPHONE: 1-800-579-1639 BY INTERNET: www.proxyvote.com 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow                     XXXX XXXX XXXX XXXX                (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of requirements for meeting attendance. an attendance ticket issued by the At the meeting, you will need to request a ballot to vote these shares. entity holding the meeting. Please check the meeting materials for any special Vote By Internet: Before The Meeting:    Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX    (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/PBCT2020. Have the information that is printed in the box marked by the arrow available and follow the instructions.    XXXX XXXX XXXX XXXX    (located on the following page) Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D03634-P33040

Voting Items The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2 and 3: 1. Election of Directors Nominees: 2. Approve the advisory (non-binding) resolution relating to the compensation of the named executive officers as disclosed in the proxy 1a.    John P. Barnes statement. 1b.    Collin P. Baron 3. Ratify KPMG LLP as our independent registered public accounting firm for 2020. 1c.    George P. Carter NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1d.    Jane Chwick 1e.    William F. Cruger, Jr. 1f.    John K. Dwight 1g.    Jerry Franklin 1h.    Janet M. Hansen 1i.    Nancy McAllister 1j.    Mark W. Richards 1k.    Kirk W. Walters D03635-P33040

D03637-P31447 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2020. Meeting Information PEOPLE’S UNITED FINANCIAL, INC. Meeting Type: Annual Meeting For holders as of: March 27, 2020 Date:    May 21, 2020 Time: 10:00 AM, EDT Location:                850 Main Street Bridgeport, CT 06604; and Live via the Internet-please visit www.virtualshareholdermeeting.com/PBCT2020 At communication. this time, we However, intend to we hold understand our annual the public meeting health in person and travel and concerns through remote of our shareholders, actively monitoring the coronavirus (COVID-19) and the protocols that federal, state as part of our precautions. and local governments may issue. In the event it is not We are shareholders possible or advisable to hold our Annual Meeting in person, and not in the best interests of our and the Company, we are planning for the possibility that the annual meeting www. may virtualshareholdermeeting. be held solely by means com/PBCT2020. of remote communication If we take this via step, the we virtual will announce meeting the at with decision to do so in advance at www. the Securities and Exchange Commission. peoples.com and via a press release, which will be filed If you are planning to attend our Annual always, we encourage you to vote these shares before the meeting. Meeting, please check out our website one week prior to the meeting date of May 21, 2020. As You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication you on the Internet. presents only an overview of the more complete proxy materials that are available to You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. materials and voting instructions. See the reverse side of this notice to obtain proxy

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: following page) Have the information that is printed in the box marked by the arrow and visit: www.proxyvote.com. XXXX XXXX XXXX XXXX (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. How to Request and Receive a PAPER or E-MAIL Copy: There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 2) 1) BY TELEPHONE: 1-800-579-1639 BY INTERNET: www.proxyvote.com 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. advisor. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment Please make the request as instructed above on or before May 7, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy. please follow the instructions at www.proxyvote.com or request a paper copy of the materials,which will contain “ To do so, the possession appropriate of instructions. an attendance Many ticket shareholder issued by meetings the entity have holding attendance requirements the meeting. Please check including, but not limited to, the the meeting materials for any special requirements for meeting attendance. Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX    (located on the following page) available and follow the instructions. During The Meeting:     the box marked by the arrow                 Go to www.virtualshareholdermeeting.com/PBCT2020. Have the information that is printed in available and follow the instructions. XXXX XXXX XXXX XXXX (located on the following page) Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. D03638-P31447

Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: 2. Approve the advisory (non-binding) resolution relating to the compensation of the named executive officers as disclosed in the proxy 1a.    John P. Barnes statement. 1b.    Collin P. Baron 3. Ratify KPMG LLP as our independent registered public accounting firm for 2020. 1c.    George P. Carter NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1d.    Jane Chwick 1e.    William F. Cruger, Jr. 1f.    John K. Dwight 1g.    Jerry Franklin 1h.    Janet M. Hansen 1i.    Nancy McAllister 1j.    Mark W. Richards 1k.    Kirk W. Walters D03639-P31447

Voting Instructions D03640-P31447